UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     May 9, 2005
                                                --------------------------------

      Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 2003, relating to the Morgan
        Stanley ABS Capital I Inc. Trust 2003-NC8, Mortgage Pass-Through
                         Certificates, Series 2003-NC8)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                      333-104046-12              13-3939229
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


1585 Broadway, New York, New York                                 10036
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code      (212) 761-4000
                                                  ------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing, to which this Form 8K/A filing updates, is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

      Item 8.01 of the registrant's Form 8-K attaching the Amendment to the Pooling and Servicing Agreement (as defined below), filed on May 9, 2005, is hereby amended and restated in its entirety. Attached as Exhibit 4 is the Amendment, dated as of March 28, 2005, to the Pooling and Servicing Agreement (the "Amendment") for Morgan Stanley ABS Capital I Inc. Trust 2003-NC8, Mortgage Pass-Through Certificates, Series 2003-NC8, by and among Morgan Stanley ABS Capital I Inc., a Delaware corporation, as depositor (the "Depositor"), Litton Loan Servicing LP, a Delaware limited partnership (the "Servicer"), NC Capital Corporation, a California corporation (the "Responsible Party") and Deutsche Bank National Trust Company, a national banking association (the "Trustee"), which amends the Pooling and Servicing Agreement, dated as of September 1, 2003 (the "Pooling and Servicing Agreement"), among the Depositor, the Servicer, the Responsible Party and the Trustee, as amended by the Servicer Resignation, Appointment, Assumption and Amendment Agreement, dated as of December 1, 2004, among the Depositor, the Trustee, the Responsible Party, The Provident Bank and the Servicer. The purpose of the attached Amendment is to (1) to clarify and/or correct the definitions of "Available Funds" and "Subordination Reduction Amount"; (2) to permit the Trustee to issue Class X and Class P certificates in minimum percentage interests of 1%; and (3) to permit the servicer to purchase mortgage loans that are 90 or more days delinquent under certain conditions.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 4 Amendment, dated as of March 28, 2005, to the Pooling and Servicing Agreement for Morgan Stanley ABS Capital I Inc. Trust 2003-NC8, Mortgage Pass-Through Certificates, Series 2003-NC8, by and among the Depositor, the Servicer, the Responsible Party and the Trustee, which amends the Pooling and Servicing Agreement, among the Depositor, the Servicer, the Responsible Party and the Trustee, as amended by the Servicer Resignation, Appointment, Assumption and Amendment Agreement, dated as of December 1, 2004, among the Depositor, the Trustee, the Responsible Party, The Provident Bank and the Servicer.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  May 20, 2005                       MORGAN STANLEY ABS CAPITAL I INC.




                                          By:  /s/Steven Shapiro
                                             -----------------------------------
                                              Name:  Steven Shapiro
                                              Title:  Executive Director

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K                                                    Paper (P) or
Exhibit No.             Description                               Electronic (E)
----------------        -----------                               --------------

4                       Amendment, dated as of March 28, 2005,          (E)
                        to the Pooling and Servicing Agreement
                        for Morgan Stanley ABS Capital I Inc.
                        Trust 2003-NC8, Mortgage Pass-Through
                        Certificates, Series 2003-NC8, by and
                        among the Depositor, the Servicer, the
                        Responsible Party and the Trustee,
                        which amends the Pooling and Servicing
                        Agreement, among the Depositor, the
                        Servicer, the Responsible Party and the
                        Trustee, as amended by the Servicer
                        Resignation, Appointment, Assumption
                        and Amendment Agreement, dated as of
                        December 1, 2004, among the Depositor,
                        the Trustee, the Responsible Party, The
                        Provident Bank and the Servicer.

                                    EXHIBIT 4